DATA443

ATDS - All Things Data Security™

Organizing the world's information by identifying & protecting sensitive data regardless of location, platform or format.



Discover *Protect* *Enable*

Forward-Looking Statements

This presentation contains forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by use of terms such as "expect", "believe", "anticipate", "may", "could", "will", "should", "plan", "project," "intend," "estimate," "predict," "potential," "pursuant," "target," "continue," or the negative of these words or other comparable terminology. Statements in this presentation that are not historical statements, including statements regarding Data443's plans, objectives, future opportunities for Data443's services, future financial performance and operating results, and any other statements regarding Data443's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, are forward-looking statements. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are difficult to predict or are beyond Data443's control. These risks, uncertainties, and assumptions could cause actual results to differ materially from the results expressed or implied by the statements. They may relate to the outcome of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; inability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents and, the uncertainties created by global health issues and political unrest and conflict. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (the "SEC"), including in Part I, Item 1A of our Annual Report on Form 10-K filed with the SEC on February 24, 2023 as amended and our subsequent filings with the SEC. You should not place undue reliance on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

The Data Security Opportunity:

Data security marketplace is shifting from simple protection methods to complex, multicompany, and AI-based capabilities

> *"Data security needs continue to evolve and garner more scrutiny – from customers, employees, regulators and competitors"*

Gartner, Inc. stated in a report titled "Security Leader's Guide to Data Security:

"Data is the cornerstone of digital business and includes a wide spectrum of sourced and derived data. It can include information needed by service employees, partners, and customers."

… "As the common element for so many aspects of technology and business, securing and ensuring appropriate access to data can be a daunting task. Many organizations lack a meaningful data security program that includes process, governance, and technology."



Data Security Maturity Roadmap
Illustrative
Proactive
Reactive
Developing
Foundational
Cyber Security Mesh Architecture
Data Security Platform
Data Security Posture Management
Privacy Enhancing Computing
Synthetic Data
Tokenization
Data Masking
Key Management and Secrets Management
Encryption
Data Access Governance
Data Loss Prevention
Data Classification
Data Discovery
Privacy
Data Security Steering Committee
Data Security Governance
Data Risk Assessment
People and Processes
Basic Security
Advanced Security
Source: Gartner
Gartner

Our Journey: Key Milestones

DATA443

2018

- Feb — Data443 acquires ClassiDocs
- Feb — Ripple Validators launches
- May — GDPR goes into effect.
- Jul — Data443 secures global rights to leading Wordpress GDPR solution.
- Jul — Partnership with Citrix initiates.
- Jul — Patnership with CyberAtk initiates.
- Oct — Data443 announces blockchain privacy solution.
- Oct — Data443 acquires ARALOC.
- Nov — Partnership with TEKsystems initiates.

2019

- Sep — Data443 acquires DataExpress.

2020

- Jan — CCPA goes into effect.
- Aug — Data443 acquires FileFacets.
- Oct — Data443 acquires Resilient Networks.
- Oct — Data443 acquires WordPress Plugins (Intelly).
- Partnership with MISA initiates.

2021

- Feb — Data443 acquires ArcMail.

2022

- Jan — Data443 acquires Centurion.

2023

- Feb — Ransomware Recovery Manager (RRM) named 'Best for Inexpensive Protection' and 'Best for Kiosks' by PCMag.
- Dec — Data443 completes acquisition of certain assets from Cyren, Ltd.

2024

- Jan — Data443 joins Microsoft Security Copilot AI.

Experienced Leadership Team with Deep Experience in Management, Technology, Finance & Marketing



Jason Remillard
Founder & CEO

Jason brings deep leadership and technical experience to Data443, and oversees our global expansion, management, execution & corporate development. He has over 25 years of experience with global enterprise and B2C software sales and marketing, including at Fortune 500 companies such as Deutsche Bank, TD Bank, IBM & Merrill Lynch.



Greg McCraw
Chief Financial Officer

Greg serves Data443's financial advisory and corporate accounting needs. He is an active CPA, CMA, and CFA and has over 25 years of experience helping businesses strengthen accounting and finance operations, addressing compliance challenges in highly regulated environments, and preparing SEC filings. He came to Data443 from Light Wave Dental, where he oversaw seven direct reports and a budget of $17 million as Vice President of Finance.



Dieter Orlowski
Chief Revenue Officer

Dieter oversees Data443's sales and marketing strategy, for OEM, major markets and upsell/cross sell capabilities. Prior to joining the team in 2022, he was the CEO at Comforte Software for over 20 years. With the team he grew revenues from $5MM ARR to over $30MM highly focused in security software and advanced capabilities for major fintech, insurance and retail customers.



Kirill Kashigin
Chief Software Architect

Kirill leads Data443's development and quality teams. He is our technical advisor and a subject matter expert on data management and data security, with 20 years of experience in developing and deploying high performance systems. Kirill was the Chief Technology Officer at FileFacets, whose assets Data443 acquired in August 2020.

Data443 - All Things Data Security™

- The world is experiencing an explosion in data security risks, and the current solutions are grossly inadequate.

  We believe that Data443's platform can organize the world's electronic data and protect it regardless of location, platform type, or format.

- Through strategic acquisitions and custom development, Data443 has amassed a high-quality set of software solutions, allowing a **unified approach to data governance and security** and addressing key business needs for stewarding and safeguarding sensitive data.
- Data443 has existing revenue from commercial customers and consumers, with opportunities for recurring revenue from a time-based subscription model and for cross-selling and up-selling with complementary offerings in its product suite.
- Data443 is leveraging "freemium" offerings on several platforms for brand recognition, with over 200,000 subscribers who are actively using the products.
- Strong leadership team headed by Jason Remillard, with expertise in both Data443's products and market and a deep bench of experienced advisors for all aspects of its business.

Data443 Protects Data from Theft, Simplifies Compliance with Privacy Laws and Provides Necessary Confidence to Embrace and Migrate to the Cloud

DATA443

Most businesses must deal with ransomware, data hostage situations, and hacking risks

Surviving and recovering from security breaches is key to customers' businesses

Prevalence and proliferation of privacy and security rules complicates response to incidents

Mitigation with insurance is insufficient

Data443 lowers these risks with products that:

Can locate data anywhere

Can identify what data customers have

- Data443 can identify over hundreds of sensitive data types, in 46 languages. For example:
  - "There is German privacy information in this spreadsheet"
  - "We found Japanese health care information in CRM"

Can archive data for a time period specified by customers

Can move data to where it should be

Can protect data: control when it's shared, when it's moved and where and for how long it's stored

Can destroy it properly, legally and in conformity with customer-specified business rules

Acquisition of Certain Cyren Ltd. Assets

Closed Q4 2023

CYREN BY DATA443

Expanded Customer Base

- Global customer and technology enhancement
- Strengthens Data443's market position in data security & privacy

Financials

- Accretive transaction for Data443

Cyren's Impact

- Protects millions of users globally through its Threat Intelligence Service
- Technology foundation: AI, machine learning, and big data analytics
- Real-time threat identification and mitigation

Acquired Assets

- Goodwill, client base, and proprietary technology
- Focus: Threat intelligence, URL categorization, email security

Strategic Importance

- Augments Data443's Cyber Threat Intelligence (CTI) services
- Complements award-winning ransomware protection & recovery
- Cyren is recognized by customers as 'always ahead of the threat'

Future Outlook

- Enhances existing product portfolio
- Accelerates next-gen solution development

Extensive Technology Stack

DATA443

ClassiDocs®

Data **Classification**

- Inventory, identify, gain control
- Automated, ongoing, up-to-date classification across all data points, at rest and in flight

ARALOC

Data **Security**

- Enterprise cloud-based data storage, protection, and workflow automation platform
- Leading board portal management software and secure sports management software

ARCMAIL

Data **Archiving**

- Enterprise information and email archiving
- Secure solutions for compliance, e-discovery, business continuity, and information governance

DATA 443 | Global Privacy Manager™

Data **Identification**

- Simple data privacy management and compliance
- Data made complete, available, and usable for quick, easy response to any privacy compliance regulations.

resilient network systems

Data **Control**

- Private/public/hybrid cloud access control infrastructure that adds fine-grained capabilities to any platform
- Deploy for Box.Net, G-Suite, OneDrive or any other storage or web property

DATA EXPRESS

Data **Transfer**

- Secure managed file transfer
- Makes the transfer of valuable private data over the public Internet fast, easy and secure
- Large established marketplace

filefacets

Data **Knowledge**

- Automated discovery and document type ID
- Identify document types for every file in a network for Information governance, privacy compliance, and cyber security

CENTURION TECHNOLOGIES

Device **Recovery**

- Discover, relocate and encrypt customers' most sensitive date on any endpoint
- Recover endpoint, and the data set with a simple reboot under any condition
- Reduce risk from extortion, data leakage and data loss

CYREN

Data **Protection**

- URL categorization
- Ensure users and data access devices are protected
- Email security
- Forefront of global spam/phishing campaign detections
- Inbound and outbound protection capabilities
- Malware/ransomware/virus detection and protection
- Threat intelligence
- Add-on capabilities for OEM-specific use cases

Data443 Technology Coverage

Classify At Scale
Data443's taxonomy makes this simple and highly accurate

Encrypt Your Keys
Encrypt content on egress, add DLP & DRM controls automatically

Migration - Bulk, Selective, Specific
Timeouts, failures and duplicate waste - move to and from any supported platform - smartly

Govern All From Anywhere
Discover and maintain data security posture across all platforms

Protect, Control, Manage
Native DRM controls on any content, anywhere with your own branded apps

Mapping & Tracking
Data journeys - tracked and reported on. Add data controls natively

Passwordless & SSO
Replace user ID/password combos, abstract old platforms

Transport (EFT/MFT)
Move sensitive data between organizations, without ransomware risks

Privacy Compliance Management
Over 30,000 active installs of our privacy platform

Archive
Mail from any platform, DropBox, OneDrive - ransomware free

Discovery For Privacy & Litigation
GDPR, CPRA et al. Discover and map data from over 1,300 sources

Ransomware Instant Recovery
No matter how it happened, enable recovery with a simple reboot

Data443 Product Portfolio

Data Placement Manager
Transfer highly sensitive data between organizations

Ransomware Recovery Manager
Protect and recover any PC, server or cloud machine – and its data

Sensitive Content Manager
Distribute highly sensitive data to specific targets, ensuring no data leaks

Data Archive Manager
Archive, govern, delete, move and discover data

Data Identification Manager
Find, report, classify, and discover data in any location

Access Control Manager
Password-less, Zero Trust and Single Sign-On access to the Cloud

Global Privacy Manager
Comply with privacy policies, manage requests, preemptively action

Dynamic Advanced Threat
Spam & Virus Outbreak Detection, IP Reputation, URL Filtering, Threat InDepth Data Feeds

Profile of Our Customer Base

DATA443

Segment	Sales Model	Primary Product Line Consumption
Global Fintech	Direct and Long-Term recurring contracts	Secure data transport, protection and distribution
Mid-Market	Direct and 1-3 year recurring contracts	Information archiving, ransomware protection, secure content viewing and distribution
Small To SMB	100% Online SaaS direct-recurring with support	Plugins & Website Apps, freemium and badges, privacy compliance

A Sampling of Our Customers

DATA443

Fin Tech	Education	Government	Hi Tech	Direct Bank / Insurance	Energy / Pharma	Healthcare	Entertainment / Media
JPMorgan Chase & Co.			Hewlett Packard	Farm Bureau Insurance	Southern Company	Wellstar Health System	Comcast
SunGard Availability Services			Ricoh imagine. change.	Pacific Life	Dominion Energy	mch Medical Center Hospital	
FIS	Texas A&M	U.S. Air Force	M-Files	Emirates NBD	Toshiba	AnMed Health	Sky
Gallagher Bassett	Harvard University		DTC	TCI	Brammer Engineering, Inc.		South Pacific Pictures
globalpayments	St. Tammany		leidos	Crews Bank & Trust	Lifeline Pharmaceuticals	Southeast Health Group	thesamefoundation.org

Awards from Leading Technology Publication

By PC Magazine – Ransomware Recovery Manager

DATA443

PC
PCMAG.COM

The Best Ransomware Protection for 2023

Ransomware attacks turn important files into encrypted gibberish; paying to get them back is often your only option. Ransomware protection can prevent those attacks from succeeding.



By Neil J. Rubenking
Updated February 27, 2023

> "The disk encryptor performed as expected, faking a blue-screen error and rebooting the system. After reboot, it would normally encrypt the drive while pretending to repair it, but Data443 put the kibosh on that plan. Rebooting brought the system back to safety."

Malware Protection Tests

PC

Search

▲ High scores are best ▼ Low scores are best	Editors' Choice	Suite	Free	Protection score ▲	Detection % ▲	Malicious URL Blocking % ▲
Avira Free Security		✓	✓	9.3	93%	70%
Data443 Ransomware Remediation Manager				9.1	91%	66%

(3) Awards from Leading Industry Authority

Specific Placement among peers in three analyst reports

DATA443

Data443 Recognized as a Sample Vendor in the Data Discovery Category in Three 2023 Gartner® Hype Cycle™ Reports

- Hype Cycle for Data Security
- Hype Cycle for Privacy
- Hype Cycle for Storage and Data Protection Technologies

"Privacy remains a top organizational priority as regulations that impact the processing of personal data continue to emerge, including those related to the use of AI. Security and risk management leaders can use this Hype Cycle to prioritize strategic investments that support scalable adaptation."

- Bernard Woo, Bart Willemsen

Data443 Portfolio and Main Competitors

Products are saleable directly through partners and cloud service provider stores

Data443 Product	Main Competitor(s)	Capabilities
Endpoint Recover Manager	Crowdstrike (CRWD), Norton, Veeam, Cohesity	Full Ransomware Recovery on servers and PCs with One Reboot, Zero Trust
Data Identification Manager	Varonis (VRNS), BigID	Data Classification, Governance, Migration
Data Archive Manager	Barracuda, Jaytheon, Commvault	eDiscovery, Archiving, Cloud Data Protection
Data Privacy Manager	OneTrust, Securiti.ai, ZeroFox (ZFOX)	Global Privacy Management (GDPR, CCPA)
Data Access Manager	OKTA (OKTA), HYPR	Passwordless Authentication, Single Sign On
Sensitive Content Manager	Boardvantage (NDAQ), Diligent, Twilio (TWLO)	Digital Rights Management, Data Distribution
Data Placement Manager	HelpSystems (GSB), GoAnywhere, CitrixShareFile (CTXS)	Data Transfer, Data Sync between Banks & Card Issuers
Cyren Threat Intelligence	Arctic Wolf, Microsoft Defender (MSFT), AlientVault (ATT), Mandiant (GOOG)	Active, up to date and unique dataset for integration to other products, and strengthens enterprise datalake
Cyren Anti-Phishing Protection	Barracuda, ProofPoint, Abnormal Security	Highly accurate and fast– datalake is extended to email services (cloud, local)
Cyren Business Email Compromise	Abnormal Security, ProofPoint, Microsoft (MSFT)	Threat vectors from Cyren Globalview are used to enrich risk response systems and protect all levels of users

Customer Success Story:

One of the top banks in UAE needed discovery, classification, reporting and tagging, Microsoft DKE support



Challenge:

Large corporate migration to cloud. Tens of thousands of databases, complex requirements to label/tag data in multiple languages, significant enterprise performance and scale challenges.

Data443 Response:

Data443's Data Identification Manager partnered with Microsoft and CyberArk, an identity management company to deploy Microsoft double key encryption. Earned Data443 membership to Microsoft Intelligent Security Association ecosystem of Independent Software Vendors.

Customer Success Story:

Global Automobile Manufacturer with New Data Privacy and Governance Requirements



Challenge:

Thousands of employees, millions of end customers, operations in over 100 countries, mixed datasets and multilingual. Very complex and wide requirements with aggressive deadlines.

Data443 Response:

Comprehensive solution comprised of eight of Data443's products, bundled with a complementary third-party offering. SaaS deployment via Microsoft Azure® partnership. Heavy consumption of connectors, cloud services, and professional services.

Customer Success Story:

Leading national insurance and financial services firm has complex data governance and migration requirements for Microsoft365 and data entity extraction.



Challenge:

Migrate to Office365, cleanse data prior to migration, parse and detect sensitive data in old mail files, apply corporate governance and retention requirements.

Data443 Response:

Data Identification Manager and Data Archive Manager follow-on with Sensitive Content Manager was consulted to discover, classify, and migrate data.

Acquisitions, Rapid Integration and Adoption / Enhancements

Data443 has a track record of successful acquisitions – ten within seven years

Data443 looks for deals that:

- Contribute meaningfully to EBIT
- Include long standing contracts and high renewal rates


Products/technology Data443 can efficiently integrate into its existing suite of products
Subscription model for Annual Recurring Revenues (ARR)
Can be distributed via internet as SaaS, eliminating customer need for complex software & hardware management

Data443's customer acquisition cost for new offerings is low compared to its peers
Data443 targets offerings that complement its current offerings extending the 'stack purchase' model

Our Acquisition and Integration Strategy Focuses on Identifying Strong Targets at Favorable Valuations

DATA443

Growth by acquisition

- Balancing product development and product acquisition
- Opportunities for complementary products
- Buy vs. build advantages / cost savings
- Close deals with significant upside potential quickly

Identify Targets

- Strong existing customer base - measured in number of "seats" sold, monthly recurring revenue
- Strong product roadmap
- Focus on Data Management & Governance
- Cloud-based SaaS favored

Acquisition Integration

- Minimize product overlap
- Add core competencies (e.g., sales channels/ partners, technologists and other key personnel)
- Rapid integration and onboarding

Valuation & Financing

- Existing book of customers on record
- Long-term contracts in place
- Purchase with mix of cash, equity & seller financing
- Deliverable-based milestones

Why Data443?

- 30 employees and contractors, headquarters in Research Triangle Park, NC, a leading tech region in the U.S.
- Management team with deep industry knowledge.
- Increasing global urgency for data security, compliance, and classification solutions.
- Approximately 10,000 paying and 200,000 open-source customers in numerous sectors.
- Aggressive revenue growth and consolidation strategy of accretive acquisitions.
- Comprehensive ransomware, data security, and privacy solutions with cross-selling opportunities.



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Investor Relations Contact:

Matthew Abenante
919.858.6542

ir@data443.com
www.data443.com

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